Supplement dated January 23, 2025 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Wilton Reassurance Life Company of New York. Your Contract may not offer all the Variable Sub-Accounts described below. If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-8207.

Invesco V.I. Capital Appreciation Portfolio – Portfolio Name Change:

Effective on or about April 30, 2025 (“Effective Date”), all references to the Portfolio will be changed as follows:

Portfolio Current Name	Portfolio Revised Name
Invesco V.I. Capital Appreciation Fund - Series I shares	Invesco V.I. Discovery Large Cap Fund - Series I shares
Invesco V.I. Capital Appreciation Fund - Series II shares	Invesco V.I. Discovery Large Cap Fund - Series II shares

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.
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